UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 4, 2026

ARTIUS II ACQUISITION INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-42521	98-1802901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle, Suite 1609
New York, NY 10019
(Address of principal executive offices, including zip code)
(212) 309-7668
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right to receive one tenth of one Class A ordinary share, and one contingent right	AACBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACB	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one tenth of one Class A ordinary share	AACBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Working Capital Promissory Note

On March 6, 2026, Artius II Acquisition Inc. (the “Company”) issued a convertible unsecured promissory note (the “Working Capital Promissory Note”) in the aggregate principal amount of up to $1,000,000.00 to Artius II Acquisition Partners LLC, a Delaware limited liability company (the “Sponsor”), in order to provide the Company with additional working capital. Pursuant to the terms of the Working Capital Promissory Note, the principal balance shall not accrue interest and will be payable by the Company upon the earlier of (i) the date on which the Company consummates its initial business combination, (ii) the date on which the Company is liquidated or (iii) the date on which an Event of Default (as defined in the Working Capital Promissory Note) occurs and will be convertible, at the Sponsor’s election, to Class A ordinary shares, par value $0.0001 (or the equivalent thereof) of the Company or the surviving company of the Company’s initial business combination (each, a “Private Placement Share”) upon the earlier of (i) the date on which the Company consummates its initial business combination, (ii) the date on which the Company is liquidated or (iii) the date on which an Event of Default (as defined in the Working Capital Promissory Note) occurs. The number of Private Placement Shares issued upon conversion will be equal to (x) the unpaid principal amount of the Working Capital Promissory Note, divided by (y) $10.00, multiplied by (z) 1.1, rounded up to the nearest whole number of shares.

The foregoing description of the Working Capital Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Working Capital Promissory Note, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 4, 2026, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5452(a)(2)(A) because the Company failed to maintain a minimum of 300 public holders of its units and Class A ordinary shares listed on The Nasdaq Global Market, as required under the Nasdaq continued listing standards for The Nasdaq Global Market.

The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq. Under Nasdaq Listing Rules, the Company has 45 calendar days to submit a plan to regain compliance with Listing Rule 5452(a) and may be granted up to 180 calendar days from the date of the Notice to regain compliance therewith. The Company plans to submit its plan of compliance to Nasdaq within the required timeframe.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Company has relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the issuance of the Working Capital Promissory Note.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Working Capital Promissory Note, dated March 6, 2026, issued by the Company to the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIUS II ACQUISITION INC.

Date: March 6, 2026	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer